                                                                 Exhibit 10

                      NAVISTAR FINANCIAL CORPORATION
                             AND SUBSIDIARIES

                            MATERIAL CONTRACTS

The following documents of Navistar Financial Corporation are incorporated herein by reference:

10.1    Master Inter-company  Agreement dated as of April 26, 1993, between the  Corporation and  International.  Filed on Form 8-K dated April
        30, 1993.  Filed under File No.  001-04146.

10.2    Inter-company  Purchase  Agreement  dated  as of  April  26,  1993, between the  Corporation  and Truck Retail  Instalment  Paper Corp.
        Filed  on Form  8-K  dated  April  30,  1993. Filed under File  No.
        001-04146.

10.3    Pooling and  Servicing  Agreement  dated as of June 8, 1995,  among
        the  Corporation,   as  Servicer,   Navistar  Financial  Securities
        Corporation,  as Seller,  The Chase  Manhattan  Bank, as 1990 Trust
        Trustee,  and The Bank of New York, as Master Trust Trustee.  Filed
        as Exhibit 4.1 to Navistar Financial Securities  Corporation's Form
        8-K dated December 12, 2003.  Filed under File No. 033-87374.

10.4    Series 1995-1  Supplement  to the Pooling and  Servicing  Agreement
        dated as of June 8,  1995,  among  the  Corporation,  as  Servicer,
        Navistar Financial Securities Corporation,  as Seller, and The Bank
        of New  York,  as Master  Trust  Trustee  on  behalf of the  Series
        1995-1  Certificate  holders.  Filed  as  Exhibit  4.1 to  Navistar
        Financial  Securities  Corporation's  Form 8-K  dated  December  4,
        2003.  Filed under File No. 033-87374.

10.5    Series 1998-1  Supplement  to the Pooling and  Servicing  Agreement
        dated as of July 17,  1998,  among the  Corporation,  as  Servicer,
        Navistar Financial Securities Corporation,  as Seller, and the Bank
        of New  York,  as Master  Trust  Trustee  on  behalf of the  Series
        1998-1  Certificateholders.   Filed  as  Exhibit  4.1  to  Navistar
        Financial  Securities  Corporation's  Form 8-K  dated  December  4,
        2003.  Filed under File No. 033-87374.

10.6    Certificate  Purchase  Agreement  dated  as of  January  28,  2000, between Navistar Financial Securities  Corporation,  as seller, the
        Corporation,  as Servicer,  Receivable Capital Corporation,  as the
        Conduit  Purchaser,  Bank  of  America,  National  Association,  as
        administrative  Agent  for the  Purchasers,  and  Bank of  America,
        National  Association,  as a Committed Purchaser.  Filed as Exhibit
        1.1 on Form  8-K dated February  24, 2000.  Filed  under  File  No.
        033-87374.

10.7    Series 2000-1  Supplement  to the Pooling and  Servicing  Agreement
        dated as of July 13, 2000,  among Navistar  Financial  Corporation, as Servicer,  Navistar Financial Securities Corporation, as Seller,
        and the Bank of New York,  as Master Trust Trustee on behalf of the
        Series   2000-1   Certificateholders.   Filed  as  Exhibit  4.1  to
        Navistar  Financial  Securities  Corporation's  Form 8-K dated July
        14, 2000.  Filed under File No. 033-87374.

10.8    Servicing  Agreement  dated as of October  16,  2000,  between  the
        Corporation,  as Servicer, and Navistar Leasing Corporation,  Harco
        Leasing  Company,  Inc.,  Truck Retail  Instalment  Paper Corp, The
        Bank  of New  York as  Collateral  Agent,  and  Bank  One  National
        Association,  as  Portfolio  Trustee.  Filed  as  Exhibit  10.01 to
        Navistar  Financial  Corporation's  Form 10-Q dated March 15, 2001.
        Filed under File No. 001-04146.

10.9    Receivables  Purchase  Agreement  dated  as of  October  16,  2000, between Truck Retail  Instalment  Paper Corp. and the  Corporation.
        Filed as Exhibit  10.02 to Navistar  Financial  Corporation's  Form
        10-Q dated March 15, 2001.  Filed under File No. 001-04146.

10.10   Indenture  Agreement  dated as of October 16, 2000,  between  Truck
        Retail  Instalment  Paper  Corp.,  as  Issuer,  and The Bank of New
        York,  as  Indenture  Trustee.  Filed as Exhibit  10.03 to Navistar
        Financial Corporation's Form 10-Q dated March 15, 2001. Filed under
        File No. 001-04146.

10.11   Series  2000-1  Supplement  dated as of October  16,  2000,  to the
        Indenture   also  dated  October  16,  2000  between  Truck  Retail
        Instalment  Paper Corp.,  as Issuer,  and The Bank of New York,  as
        Indenture  Trustee.  Filed as Exhibit  10.04 to Navistar  Financial
        Corporation's Form 10-Q dated March 15, 2001.  Filed under File No.
        001-04146.

10.12   Credit  Agreement  dated  as  of  December  8,  2000,  between  the
        Corporation,   Arrendadora  Financiera  Navistar,   S.A.  de  C.V.,
        Servicios  Financieros   Navistar,   S.A.  de  C.V.,  and  Navistar
        Comercial,  S.A. de C.V.,  as  Borrowers,  and the Chase  Manhattan
        Bank,  as  Administrative   Agent,   Bank  of  America,   N.A.,  as
        Syndication  Agent,  and the Bank of Nova Scotia,  as Documentation
        Agent,   with  respect  to   $820,000,000   Revolving   Credit  and
        Competitive  Advance  Facility.  Filed as Exhibit 10.05 to Navistar
        Financial Corporation's Form 10-Q dated March 15, 2001. Filed under
        File No. 001-04146.

10.13   Security,  Pledge  and Trust  Agreement  dated as of June 8,  2001, between the  Corporation  and Bankers  Trust  Company,  as Trustee,
        pursuant  to the terms of the  Credit  Agreement.  Filed as Exhibit
        10.01 to Navistar Financial  Corporation's Form 10-K dated December
        18, 2003.  Filed under File No. 001-04146.

10.14   Purchase  Agreement  dated  as  of  April  27,  2001,  between  the
        Corporation and Navistar Financial Retail Receivables  Corporation,
        as  Purchaser,  with  respect to Navistar  Financial  2001-A  Owner
        Trust,  as Issuer.  Filed as  Exhibit  99.1 to  Navistar  Financial
        Retail  Receivables  Corporation's  Form  8-K  dated  May 3,  2001.
        Filed under File No. 033-50291.

10.15   Pooling and Servicing  Agreement dated as of April 27, 2001,  among
        the  Corporation,   as  Servicer,  and  Navistar  Financial  Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2001-A
        Owner  Trust,   as  Issuer.   Filed  as  Exhibit  4.1  to  Navistar
        Financial Retail  Receivables  Corporation's  Form 8-K dated May 3,
        2001.  Filed under File No. 033-50291.

10.16   Trust  Agreement  dated  as of April  27,  2001,  between  Navistar
        Financial  Retail  Receivables  Corporation,  as Seller,  and Chase
        Manhattan Bank USA, National  Association,  as Owner Trustee,  with
        respect  to  Navistar   Financial  2001-A  Owner  Trust.  Filed  as
        Exhibit 4.3 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated May 3, 2001.  Filed under File No. 033-50291.

10.17   Indenture dated as of April 27, 2001,  between  Navistar  Financial
        2001-A Owner Trust and The Bank of New York, as Indenture  Trustee,
        with respect to Navistar  Financial  2001-A  Owner Trust.  Filed as
        Exhibit 4.2 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated May 3, 2001.  Filed under File No. 033-50291.

10.18   Supplement  No.  1,  dated  as  of  July  24,  2001,  to  Indenture agreement  dated  October 16, 2000,  among Truck Retail  Instalment
        Paper Corp.  and The Bank of New York,  to amend the  Indenture  to
        (i) revise the definition of "Series 2000-1 Loss Reserve  Specified
        Balance",  and (ii) revise the Amortization  Events.  Filed on Form
        8-K  dated  August  6,  2001.  Filed under File No. 001-04146.

10.19   Purchase  Agreement  dated as of  November  1,  2001,  between  the
        Corporation and Navistar Financial Retail Receivables  Corporation,
        as  Purchaser,  with  respect to Navistar  Financial  2001-B  Owner
        Trust,  as Issuer.  Filed as  Exhibit  99.1 to  Navistar  Financial
        Retail  Receivables  Corporation's Form 8-K dated November 6, 2001.
        Filed under File No. 033-50291.

10.20   Pooling  and  Servicing  Agreement  dated as of  November  1, 2001, among the Corporation,  as Servicer,  and Navistar Financial Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2001-B
        Owner  Trust,   as  Issuer.   Filed  as  Exhibit  4.1  to  Navistar
        Financial Retail Receivables  Corporation's Form 8-K dated November
        6, 2001.  Filed under File No. 033-50291.

10.21   Trust  Agreement  dated as of  November 1, 2001,  between  Navistar
        Financial  Retail  Receivables  Corporation,  as Seller,  and Chase
        Manhattan Bank USA, National  Association,  as Owner Trustee,  with
        respect  to  Navistar   Financial  2001-B  Owner  Trust.  Filed  as
        Exhibit 4.3 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated November 6, 2001.  Filed under File No. 033-50291.

10.22   Indenture dated as of November 1, 2001,  between Navistar Financial
        2001-B Owner Trust and The Bank of New York, as Indenture  Trustee,
        with respect to Navistar  Financial  2001-B  Owner Trust.  Filed as
        Exhibit 4.2 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated November 6, 2001.  Filed under File No. 033-50291.

10.23   Purchase  Agreement  dated  as  of  April  30,  2002,  between  the
        Corporation and Navistar Financial Retail Receivables  Corporation,
        as  Purchaser,  with  respect to Navistar  Financial  2002-A  Owner
        Trust,  as Issuer.  Filed as  Exhibit  99.1 to  Navistar  Financial
        Retail  Receivables  Corporation's  Form  8-K  dated  May 3,  2002.
        Filed under File No. 033-50291.

10.24   Pooling and Servicing  Agreement dated as of April 30, 2002,  among
        the  Corporation,   as  Servicer,  and  Navistar  Financial  Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2002-A
        Owner  Trust,   as  Issuer.   Filed  as  Exhibit  4.1  to  Navistar
        Financial Retail  Receivables  Corporation's  Form 8-K dated May 3,
        2002.  Filed under File No. 033-50291.

10.25   Trust  Agreement  dated  as of April  30,  2002,  between  Navistar
        Financial  Retail  Receivables  Corporation,  as Seller,  and Chase
        Manhattan Bank USA, National  Association,  as Owner Trustee,  with
        respect  to  Navistar   Financial  2002-A  Owner  Trust.  Filed  as
        Exhibit 4.3 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated May 3, 2002.  Filed under File No. 033-50291.

10.26   Indenture dated as of April 30, 2002,  between  Navistar  Financial
        2002-A Owner Trust and The Bank of New York, as Indenture  Trustee,
        with respect to Navistar  Financial  2002-A  Owner Trust.  Filed as
        Exhibit 4.2 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated May 3, 2002.  Filed under File No. 033-50291.

10.27   Supplement  No.  2,  dated  as  of  July  31,  2002,  to  Indenture agreement  dated  October 16, 2000,  among Truck Retail  Instalment
        Paper Corp.  and The Bank of New York,  to amend the  Indenture  to
        (i) revise the definition of "Series 2000-1 Loss Reserve  Specified
        Balance,"  and (ii)  revise  the  definition  of  "Reserve  Account
        Trigger  Event." Filed on Form 8-K dated  November 27, 2002.  Filed under File No. 001-04146.

10.28   Purchase  Agreement  dated as of  November  19,  2002,  between the
        Corporation and Navistar Financial Retail Receivables  Corporation,
        as  Purchaser,  with  respect to Navistar  Financial  2002-B  Owner
        Trust,  as Issuer.  Filed as  Exhibit  99.1 to  Navistar  Financial
        Retail  Receivables  Corporation's  Form  8-K  dated  November  25,
        2002.  Filed under File No. 033-50291.

10.29   Pooling  Agreement  dated  as  of  November  19,  2002,  among  the
        Corporation,   as   Servicer,   and   Navistar   Financial   Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2002-B
        Owner  Trust,   as  Issuer.   Filed  as  Exhibit  4.1  to  Navistar
        Financial Retail Receivables  Corporation's Form 8-K dated November
        25, 2002.  Filed under File No. 033-50291.

10.30   Servicing  Agreement  dated as of  November  19,  2002,  among  the
        Corporation,   as   Servicer,   and   Navistar   Financial   Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2002-B
        Owner  Trust,  as  Issuer.   Filed  as  Exhibit  99.3  to  Navistar
        Financial Retail Receivables  Corporation's Form 8-K dated November
        25, 2002.  Filed under File No. 033-50291.

10.31   Trust  Agreement  dated as of November 19, 2002,  between  Navistar
        Financial  Retail  Receivables  Corporation,  as Seller,  and Chase
        Manhattan Bank USA, National  Association,  as Owner Trustee,  with
        respect  to  Navistar   Financial  2002-B  Owner  Trust.  Filed  as
        Exhibit 4.3 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated November 25, 2002.  Filed under File No. 033-50291.

10.32   Indenture  dated  as  of  November  19,  2002,   between   Navistar
        Financial  2002-B  Owner  Trust  and  The  Bank  of  New  York,  as
        Indenture Trustee,  with respect to Navistar Financial 2002-B Owner
        Trust.   Filed  as  Exhibit  4.2  to  Navistar   Financial   Retail
        Receivables  Corporation's  Form 8-K dated November 25, 2002. Filed under File No. 033-50291.

10.33   Purchase   Agreement  dated  as  of  June  5,  2003,   between  the
        Corporation and Navistar Financial Retail Receivables  Corporation,
        as  Purchaser,  with  respect to Navistar  Financial  2003-A  Owner
        Trust,  as Issuer.  Filed as  Exhibit  99.1 to  Navistar  Financial
        Retail  Receivables  Corporation's  Form 8-K dated  June 11,  2003.
        Filed under File No. 033-50291.

10.34   Pooling  Agreement dated as of June 5, 2003, among the Corporation,
        as   Servicer,    and   Navistar   Financial   Retail   Receivables
        Corporation,  as Seller, and Navistar Financial 2003-A Owner Trust,
        as  Issuer.  Filed as  Exhibit  4.1 to  Navistar  Financial  Retail
        Receivables Corporation's Form 8-K dated June 11, 2003. Filed under
        File No. 033-50291.

10.35   Servicing   Agreement   dated  as  of  June  5,  2003,   among  the
        Corporation,   as   Servicer,   and   Navistar   Financial   Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2003-A
        Owner  Trust,  as  Issuer.   Filed  as  Exhibit  99.3  to  Navistar
        Financial Retail Receivables  Corporation's Form 8-K dated June 11,
        2003.  Filed under File No. 033-50291.

10.36   Trust  Agreement  dated  as  of  June  5,  2003,  between  Navistar
        Financial  Retail  Receivables  Corporation,  as Seller,  and Chase
        Manhattan Bank USA, National  Association,  as Owner Trustee,  with
        respect  to  Navistar   Financial  2003-A  Owner  Trust.  Filed  as
        Exhibit 4.3 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated June 11, 2003.  Filed under File No. 033-50291.

10.37   Indenture  dated as of June 5,  2003,  between  Navistar  Financial
        2003-A Owner Trust and The Bank of New York, as Indenture  Trustee,
        with respect to Navistar  Financial  2003-A  Owner Trust.  Filed as
        Exhibit 4.2 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated June 11, 2003.  Filed under File No. 033-50291.

10.38   Series 2003-1  Supplement  to the Pooling and  Servicing  Agreement
        dated as of July 13, 2003,  among Navistar  Financial  Corporation, as Servicer,  Navistar Financial Securities Corporation, as Seller,
        and the Bank of New York,  as Master Trust Trustee on behalf of the
        Series   2003-1   Certificateholders.   Filed  as  Exhibit  4.1  to
        Navistar  Financial  Securities  Corporation's  Form 8-K dated July
        11, 2003.  Filed under File No. 033-87374.

10.39   Purchase  Agreement  dated as of  October  31,  2003,  between  the
        Corporation and Navistar Financial Retail Receivables  Corporation,
        as  Purchaser,  with  respect to Navistar  Financial  2003-B  Owner
        Trust,  as Issuer.  Filed as  Exhibit  99.1 to  Navistar  Financial
        Retail  Receivables  Corporation's Form 8-K dated November 5, 2003.
        Filed under File No. 033-50291.

10.40   Pooling   Agreement  dated  as  of  October  31,  2003,  among  the
        Corporation,   as   Servicer,   and   Navistar   Financial   Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2003-B
        Owner  Trust,   as  Issuer.   Filed  as  Exhibit  4.1  to  Navistar
        Financial Retail Receivables  Corporation's Form 8-K dated November
        5, 2003.  Filed under File No. 033-50291.

10.41   Servicing  Agreement  dated  as of  October  31,  2003,  among  the
        Corporation,   as   Servicer,   and   Navistar   Financial   Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2003-B
        Owner  Trust,  as  Issuer.   Filed  as  Exhibit  99.3  to  Navistar
        Financial Retail Receivables  Corporation's Form 8-K dated November
        5, 2003.  Filed under File No. 033-50291.

10.42   Trust  Agreement  dated as of October 31,  2003,  between  Navistar
        Financial  Retail  Receivables  Corporation,  as Seller,  and Chase
        Manhattan Bank USA, National  Association,  as Owner Trustee,  with
        respect  to  Navistar   Financial  2003-B  Owner  Trust.  Filed  as
        Exhibit 4.3 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated November 5, 2003.  Filed under File No. 033-50291.

10.43   Indenture dated as of October 31, 2003,  between Navistar Financial
        2003-B Owner Trust and The Bank of New York, as Indenture  Trustee,
        with respect to Navistar  Financial  2003-B  Owner Trust.  Filed as
        Exhibit 4.2 to Navistar Financial Retail Receivables  Corporation's
        Form 8-K dated November 5, 2003.  Filed under File No. 033-50291.

10.44   Fourth Amendment to the Master Inter-company  Agreement dated as of
        April 26, 1993,  between the Corporation and  International.  Filed as  Exhibit  3.1 to the  Corporation's  Form  10-Q  dated  March 8,
        2004.  Filed under File No.  001-04146.

10.45   First  Amendment  to the Credit  Agreement  dated as of December 8,
        2000,  between the Corporation,  Arrendadora  Financiera  Navistar,
        S.A. de C.V.,  Servicios  Financieros  Navistar,  S.A. de C.V., and
        Navistar  Comercial,  S.A.  de C.V.,  as  Borrowers,  and the Chase
        Manhattan Bank, as Administrative Agent, Bank of America,  N.A., as
        Syndication  Agent,  and the Bank of Nova Scotia,  as Documentation
        Agent,   with  respect  to   $820,000,000   Revolving   Credit  and
        Competitive   Advance  Facility.   Filed  as  Exhibit  3.2  to  the
        Corporation's Form 10-Q dated  March 8, 2004.  Filed under File No.
        001-04146.

10.46   Purchase   Agreement  dated  as  of  April  1,  2004,  between  the
        Corporation and Navistar Financial Retail Receivables  Corporation,
        as  Purchaser,  with  respect to Navistar  Financial  2004-A  Owner
        Trust,  as Issuer.  Filed as  Exhibit  99.1 to  Navistar  Financial
        Retail Receivables  Corporation Owner Trust 2004-A's Form 8-K dated
        April 5, 2004.  Filed under File No. 333-67112-01.

10.47   Pooling   Agreement   dated  as  of  April  1,   2004,   among  the
        Corporation,   as   Servicer,   and   Navistar   Financial   Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2004-A
        Owner  Trust,   as  Issuer.   Filed  as  Exhibit  4.1  to  Navistar
        Financial Retail Receivables  Corporation Owner Trust 2004-A's Form
        8-K dated April 5, 2004.  Filed under File No. 333-67112-01.

10.48   Servicing   Agreement  dated  as  of  April  1,  2004,   among  the
        Corporation,   as   Servicer,   and   Navistar   Financial   Retail
        Receivables  Corporation,  as Seller, and Navistar Financial 2004-A
        Owner  Trust,  as  Issuer.   Filed  as  Exhibit  99.3  to  Navistar
        Financial Retail Receivables  Corporation Owner Trust 2004-A's Form
        8-K dated April 5, 2004.  Filed under File No. 333-67112-01.

10.49   Trust  Agreement  dated  as of  April  1,  2004,  between  Navistar
        Financial  Retail  Receivables  Corporation,  as Seller,  and Chase
        Manhattan Bank USA, National  Association,  as Owner Trustee,  with
        respect  to  Navistar   Financial  2004-A  Owner  Trust.  Filed  as
        Exhibit 4.3 to Navistar  Financial Retail  Receivables  Corporation
        Owner Trust 2004-A's Form 8-K dated April 5, 2004. Filed under File
        No. 333-67112-01.

10.50   Indenture  dated as of April 1, 2004,  between  Navistar  Financial
        2004-A Owner Trust and The Bank of New York, as Indenture  Trustee,
        with respect to Navistar  Financial  2004-A  Owner Trust.  Filed as
        Exhibit 4.2 to Navistar  Financial Retail  Receivables  Corporation
        Owner Trust 2004-A's Form 8-K dated April 5, 2004. Filed under File
        No. 333-67112-01.

10.51   First Amendment to the Certificate  Purchase  Agreement dated as of
        January   28,   2000,   between   Navistar   Financial   Securities
        Corporation,  as seller, the Corporation,  as Servicer,  Receivable
        Capital  Corporation,  as the Conduit  Purchaser,  Bank of America,
        National  Association,  as administrative Agent for the Purchasers,
        and  Bank  of  America,   National  Association,   as  a  Committed
        Purchaser.  Filed as  Exhibit  99 on Form 10-Q  dated June 9, 2004.
        Filed under File No. 001-04146.